Victory Portfolios II
VictoryShares WestEnd U.S. Sector ETF (MODL)
Supplement dated December 16, 2022
to the Summary Prospectus and Prospectus each dated October 10, 2022
The Board of Trustees of Victory Portfolios II (the “Board”) has approved changes to the investment strategy of the VictoryShares WestEnd U.S. Sector ETF (the “Fund”).
While the Fund’s principal investment strategy of investing in one or more GICS® Sectors (as defined below) will not change, the Fund will implement its GICS® Sectors exposure strategy by investing directly in equity securities rather than investing only in exchange-traded funds.
Principal Investment Strategy
The following language replaces the first two sentences on page 2 of the Summary Prospectus and Prospectus, and the first two sentences of the third paragraph on page 8 of the Prospectus:
The Fund, under normal circumstances, invests at least 80% of its total assets in U.S. equity securities of companies that are classified in one or more of the following sectors published by The Global Industry Classification Standard (“GICS®”): (1) Communication Services; (2) Consumer Discretionary; (3) Consumer Staples; (4) Energy; (5) Financials; (6) Health Care; (7) Industrials; (8) Information Technology; (9) Materials; (10) Real Estate; and (11) Utilities (“GICS® Sectors”). GICS® is an independent, industry classification system that assigns classifications based on an issuer’s primary business activity. The Fund may invest up to 10% of the Fund’s total assets in the shares of exchange-traded funds (“ETFs”) that primarily invest in U.S. equity securities of companies that are classified in one or more GICS® Sectors.
Transition Period, Expenses and Related Performance
The Fund will transition to the new investment strategy in an orderly manner. After the transition is completed, total annual fund operating expenses, after taking into account the contractual expense limitation, are expected to be no higher than the Fund’s currently stated total annual fund operating expenses.
The following Fund Fees and Expenses table and expenses example replace the table and examples on page 1 of the Summary Prospectus and Prospectus:
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses[1]	0.14%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	0.56%
Fee Waiver/Expense Reimbursement[3]	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.48%
1
“Other Expenses” reflect estimated expenses that the Fund expects to bear in the current fiscal year.
2
“Acquired Fund Fees and Expenses” have been restated to reflect estimated expenses for the current fiscal year based on the Fund's current investment holdings reflecting the period of time from inception to when the above-referenced investment strategy was put into place. No additional acquired fund fees and expenses are expected to be incurred by shareholders after the Fund completes the transition to the new investment strategy. Actual expenses may vary.

Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as Acquired Fund Fees and Expenses, interest, taxes, and brokerage commissions) do not exceed 0.46% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years
$49	$164
The following paragraph supplements the disclosure in the Appendix—Related Performance Information of Similar Accounts on page 28 of the Prospectus:
The Fund’s principal investment strategy of investing in one or more GICS® Sectors continues to be substantially similar to the principal investment strategy of the accounts that constitute the Composite. The Fund’s transition to investing directly in equity securities rather than only in ETFs will lead to differences from the Composite with respect to acquired fund fees and expenses, brokerage commissions, portfolio turnover and security selection. Hence, as already disclosed in the Prospectus, the historical performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance, which will differ from the performance of the Composite.
If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.